Exhibit 10.1

EXECUTION VERSION

ASSIGNMENT AND INVESTMENT AGREEMENT

THIS ASSIGNMENT AND INVESTMENT AGREEMENT (this “Agreement”) is made and entered into as of January 24, 2019, by and among Black Knight, Inc. (the “Investor”), QIA FIG Holding LLC (the “Exiting Investor”), Cannae Holdings, Inc. (“Cannae”) and Star Parent, L.P. (the “Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Interim Investors Agreement (as defined below).

RECITALS

WHEREAS, the Company is party to that certain Agreement and Plan of Merger, dated August 8, 2018 (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among The Dun & Bradstreet Corporation, a Delaware corporation (the “Target”), the Company and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company;

WHEREAS, in connection with the Company’s entry into the Merger Agreement, the Exiting Investor and Cannae each delivered an Equity Commitment Letter and Limited Guarantee, in each case in accordance with the Merger Agreement and that certain Interim Investors Agreement, dated as of August 8, 2018, by and among the Company, the Exiting Investor, Cannae and the other investors party thereto (including the Lead Sponsors) which is attached hereto as Exhibit A (the “Interim Investors Agreement”), and agreed to be bound by the terms and conditions of the Interim Investors Agreement;

WHEREAS, the Exiting Investor hereby wishes to assign all of its rights and obligations under its Equity Commitment Letter and the Interim Investors Agreement to the Investor, and the Investor wishes to assume all such rights and obligations, and become a party to the Interim Investors Agreement, in each case on the terms and conditions set forth herein; and

WHEREAS, the Investor wishes to assume the obligations of the Exiting Investor set forth in the Exiting Investor’s Limited Guarantee;

WHEREAS, Cannae hereby wishes to assign a portion of its rights and obligations under its Equity Commitment Letter and the Interim Investors Agreement to the Investor, in each case with respect to an equity commitment of $125,000,000 (the “Assigned Commitment”), and the Investor wishes to assume all such rights and obligations with respect to the Assigned Commitment pursuant to Cannae’s Equity Commitment Letter and the Interim Investors Agreement, in each case on the terms and conditions set forth herein;

WHEREAS, the Investor wishes to assume the obligations of Cannae set forth in Cannae’s Limited Guarantee solely with respect to the portion that bears to the Assigned Commitment; and

WHEREAS, the Investor’s total equity commitment in the Company (including the assumption of the Exiting Investor’s Equity Commitment and the assumption of the Assigned Commitment) will be $375,000,000; and

WHEREAS, the Company, Cannae and the Investor hereby agree that the Investor’s total equity commitment in the Company shall at all times be less than 20% of the equity capitalization of the Company.

1

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.Exiting Investor Assignment of Equity Commitment Letter and Interim Investors Agreement. The Exiting Investor, effective as of the date hereof, hereby assigns, transfers and conveys to the Investor, all of its rights under, and obligations set forth in, its Equity Commitment Letter, attached hereto as Exhibit B and the Interim Investors Agreement (other than any obligations or liability arising from the Exiting Investor’s failure to comply with the Interim Investors Agreement prior to the date hereof or Section 2.9 (with respect to the penultimate sentence thereof) of the Interim Investors Agreement ), and the Company hereby consents to such assignment. The Investor hereby accepts the assignment, transfer and conveyance of the Equity Commitment Letter and the Investor’s rights and obligations under the Interim Investors Agreement (other than any obligations or liability arising from the Exiting Investor’s failure to comply with the Interim Investors Agreement prior to the date hereof or Section 2.9 of the Interim Investors Agreement), and agrees to be bound by, and perform and discharge, all such obligations set forth in the Equity Commitment Letter and Interim Investors Agreement. Other than as expressly set forth in this Agreement, the Exiting Investor will have no further rights with respect to the Interim Investors Agreement or any of the transactions contemplated thereby or by the Merger Agreement.
2.    Assumption of Exiting Investor Limited Guarantee. The Investor, effective as of the date hereof, hereby agrees to guarantee and assume any and all obligations of the Exiting Investor set forth in the Exiting Investor’s Limited Guarantee, attached hereto as Exhibit C, including all payments, damages, or other liabilities for which the Exiting Investor may become responsible in accordance with the terms of such Limited Guarantee.
3.    Cannae Assignment of Assigned Commitment. Cannae, effective as of the date hereof, hereby assigns, transfers and conveys to the Investor, all of its rights under, and obligations with respect to the Assigned Commitment set forth in, its Equity Commitment Letter, attached hereto as Exhibit D and the related rights and obligations which bear to the Assigned Commitment in the Interim Investors Agreement, and the Company hereby consents to such assignment. The Investor hereby accepts the assignment, transfer and conveyance of the Assigned Commitment and related rights and obligations under the Interim Investors Agreement, and agrees to be bound by, and perform and discharge, all such obligations set forth in the Equity Commitment Letter and Interim Investors Agreement to the extent related to the, or bearing to, the Assigned Commitment. For the avoidance of doubt, Cannae will continue to be bound by its Equity Commitment Letter and the Interim Investors Agreement (in accordance with Section 10 hereof) and the assignment set forth herein shall not include the assignment of any of the rights specifically granted to Cannae on Exhibit F hereto.
4.    Assumption in Part of Cannae Limited Guarantee. The Investor, effective as of the date hereof, hereby agrees to guarantee and assume the obligations of Cannae with respect to the portion that bears to the Assigned Commitment, set forth in Cannae’s Limited Guarantee, attached hereto as Exhibit E, including the portion of all payments, damages or other liabilities that bears to the amount of the Assigned Commitment (as compared to Cannae’s total Equity Commitment), for which Cannae may become responsible in accordance with the terms of such Limited Guarantee.
5.    Indemnification by Investor. The Investor hereby agrees to indemnify and hold harmless the Exiting Investor with respect to any and all payments, damages or other liabilities for which the Exiting Investor may become liable in connection with the Exiting Investor’s Equity Commitment, the Exiting Investor’s Limited Guarantee or the Interim Investors Agreement (other than any obligations or liability arising from the Exiting Investor’s failure to comply with the Interim Investors Agreement prior to the date hereof or Section 2.9 of the Interim Investors Agreement).
6.    Exiting Investor Expense Reimbursement. Upon the earlier of the date of the termination of the Merger Agreement and the Closing, the Company will reimburse, or cause to be reimbursed, in full, all reasonable out-of-pocket costs and expenses (including all fees of legal and financial advisors) incurred by the Exiting Investor in connection with the transactions contemplated by the Merger Agreement, its Equity Commitment Letter, its Limited Guarantee, the Interim Investors Agreement, this Agreement and any other document entered into by the Exiting Investor and the Company in connection therewith.
7.    Certain Representations. Each of the Exiting Investor and Cannae hereby represent and warrant that they have all right, title and interest to the rights and obligations being assigned by them pursuant to this Agreement.
8.    No Breach by the Exiting Investor. The Exiting Investor hereby represents and warrants to the Company that it has complied with its obligations under its Equity Commitment Letter and Limited Guarantee and under the Interim Investors Agreement. The Company hereby acknowledges and agrees that, for purposes of the Interim Investors Agreement, there has been no Breach by the Exiting Investor on or prior to the date hereof.
9.    Satisfaction of Syndication Obligations. The Exiting Investor hereby acknowledges and agrees that all obligations of the Company to syndicate the Existing Investor’s Commitment pursuant to the QIA Equity Side Letter, dated as of August 8, 2018, by and among the Exiting Investor, the Company and HPS Investment Partners, LLC have been satisfied by the entry into this Agreement, and, except with respect to Section 6 herein, that the Exiting Investor shall have no rights to receive any payments, equity or distributions made from or by the Company or in respect of the Originating Sponsors or otherwise.
10.    Commitment Reduction. The Company, Cannae and the Investor hereby agree that in no event shall the Investor’s aggregate Commitment to the Company be equal to or greater than 20% (and shall in all cases be less than 20%) of the aggregate equity capitalization of the Company. To the extent at any time prior to the Closing it is determined that the Investor’s aggregate Commitment would be equal to or greater than 20% of the aggregate equity capitalization of the Company, the Assigned Commitment shall be reduced accordingly such that the Investor’s aggregate Commitment is less than 20% of the aggregate equity capitalization of the Company. For the avoidance of doubt, in no event will this Section 9 amend, reduce, or alter the assignments and assumptions with respect to the Exiting Investor in any respect, or any of the Exiting Investor’s rights hereunder.
11.    Joinder to Interim Investors Agreement.
(a)    The Investor hereby joins the Interim Investors Agreement as an Investor Party thereto with respect to a total Commitment amount of $375,000,000 (which amount, for the avoidance of doubt, includes, and is not in addition to, its assumption of the $250,000,000 Commitment amount of the Exiting Investor and its assumption of the Assigned Commitment from Cannae). The Company hereby acknowledges and agrees that all Commitment amounts and calculations based thereon in the Interim Investors Agreement shall be revised to reflect the Investor’s total Commitment amount hereunder, and the Investor and Cannae hereby acknowledge and agree the same (in each case including that Cannae’s Commitment amount for all purposes under the Interim

Investors Agreement shall be deemed reduced by the Assigned Commitment and shall be $775,000,000). The Company and Lead Sponsors shall amend Schedule I to the Interim Investors Agreement to reflect the updated Commitment amounts in accordance with this Agreement (along with the addition of other Investors and/or Commitments as agreed by the Lead Sponsors).
(b)    The Investor hereby acknowledges and agrees that for purposes of Section 2.14 of the Interim Investors Agreement it shall be deemed to owe a Pro Rata Share equal to the portion its aggregate Commitment amount bears to the total amount of Commitments of those Investors (as such term is defined in the Interim Investors Agreement) who have delivered Limited Guarantees in connection with the Interim Investors Agreement (including the Investor), which for the avoidance of doubt is the aggregate Pro Rata Share the Investor has agreed to assume pursuant to this Agreement under Cannae’s Limited Guarantee and the Exiting Investor’s Limited Guarantee. The Company and the Investor agree that all of the other Investors’ (as such term is defined in the Interim Investors Agreement, including the Exiting Investor’s) Pro Rata Shares will be proportionately reduced such that all Pro Rata Shares together equal 100%.
(c)    The Investor hereby acknowledges and agrees that the terms and conditions referenced on Exhibit A to the Interim Investors Agreement shall be deemed to refer to the terms and conditions set forth on Exhibit F hereto, subject to changes as may be agreed by the Lead Sponsors in accordance with the terms thereof.
12.    Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)        THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.7 of the Merger Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof; and
(b)        EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE

COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12(b).
13.    Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
14.    Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this letter with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this letter.

* * * * *

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first written above.

INVESTOR:

BLACK KNIGHT, INC.

By:	/s/ Joseph M. Nackashi
	Name:	Joseph M. Nackashi
	Title:	President

EXITING INVESTOR:

QIA FIG HOLDING LLC

By:	/s/ Ahmed Al-Hammadi
	Name:	Ahmed Al-Hammadi
	Title:	Director

COMPANY:

STAR PARENT, L.P.

By:	Star GP Holding, LLC

By:	/s/ Douglas Newton
	Name:	Douglas Newton
	Title:	Treasurer

CANNAE HOLDINGS, INC.

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature page to Assignment and Subscription]

ACKNOWLEDGED AND AGREED BY:

IN THEIR CAPACITY AS LEAD SPONSORS:

THOMAS H. LEE EQUITY FUND VIII, L.P.
By:    THL Equity Advisors VIII, LLC, its general partner
By:    Thomas H. Lee Partners, L.P., its sole member
By:    Thomas H. Lee Advisors, LLC, its general partner
By:     THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
	Name:	Ganesh B. Rao
	Title:	Managing Director

THOMAS H. LEE PARALLEL FUND VIII, L.P.
By:    THL Equity Advisors VIII, LLC, its general partner
By:    Thomas H. Lee Partners, L.P., its sole member
By:    Thomas H. Lee Advisors, LLC, its general partner
By:     THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
	Name:	Ganesh B. Rao
	Title:	Managing Director

THL EXECUTIVE FUND VIII, L.P.
By:    THL Equity Advisors VIII, LLC, its general partner
By:    Thomas H. Lee Partners, L.P., its sole member
By:    Thomas H. Lee Advisors, LLC, its general partner
By:     THL Holdco, LLC, its managing member

By:	/s/ Ganesh B. Rao
	Name:	Ganesh B. Rao
	Title:	Managing Director

[Signature page to Assignment and Subscription]

CF CAPITAL HOLDINGS, LLC

By:	/s/ Chinh Chu
	Name:	Chinh Chu
Title:

[Signature page to Assignment and Subscription]

CF CAPITAL GROWTH, LLC

By:	/s/ Chinh Chu
	Name:	Chinh Chu
Title:

[Signature page to Assignment and Subscription]

BILCAR, LLC

By:	/s/ William P. Foley II
	Name:	William P. Foley II
	Title:	Manager

[Signature page to Assignment and Subscription]

Exhibit A
Interim Investors Agreement

Exhibit B
Exiting Investor’s Equity Commitment Letter

EXECUTION VERSION

August 8, 2018

Star Parent, L.P.
1701 Village Center Circle
Las Vegas, NV 89134

Re: Equity Commitment Letter

Ladies and Gentlemen:
Reference is made to the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among The Dun & Bradstreet Corporation, a Delaware corporation (the “Company), Star Parent, L.P., a Delaware limited partnership (“Parent”) and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement. QIA FIG Holding LLC, a limited liability company established under the Qatar Financial center Authority in the State of Qatar, is referred to herein as the “Equity Investor.” This letter is being delivered by the Equity Investor to Parent in connection with the execution of the Merger Agreement.
1.     Commitment. This letter confirms the commitment of the Equity Investor, subject to the terms and conditions set forth herein, to purchase, directly or indirectly (or cause an assignee permitted by the terms of Section 4(a) hereto to purchase), at or immediately prior to Closing, for an aggregate cash purchase price equal to $250,000,000.00 (such commitment, the “Equity Commitment”), common equity interests of Parent (collectively, the “Subject Equity Securities”). The Equity Commitment shall only be used by Parent, to the extent necessary, to fund, directly or indirectly, together with the proceeds of the Debt Financing and Preferred Financing and the proceeds of the other equity commitment letters (collectively, the “Other Equity Commitments”) from other investors (each, an “Other Equity Investor”) to Parent of even date herewith (each, as amended from time to time, an “Other Equity Commitment Letter”): (i) Parent’s payment obligations under Article IV of the Merger Agreement (including the payment of the aggregate Per Share Merger Consideration) and (ii) related fees, costs and expenses required to be paid by Parent, Merger Sub or the Surviving Corporation, in each case, in connection with the transactions contemplated by the Merger Agreement and pursuant to and in accordance with the Merger Agreement (clauses (i) and (ii) collectively, the “Transaction Costs”), and for no other purposes. The Equity Investor shall not, under any circumstances, be obligated pursuant to this letter to contribute to Parent more than the Equity Commitment. In the event that, after taking into account funds available from other sources at Closing, Parent does not require the full amount of the Equity Commitment in order to consummate the Merger and perform its obligations under the Merger Agreement, the amount to be funded under this letter agreement will be reduced by such amount that is not so required by Parent. Notwithstanding anything to the contrary set forth herein, in no event will the cumulative liability of the Equity Investor under this letter exceed the amount of the Equity Commitment.
2.    Conditions. The obligation of the Equity Investor (or any of its permitted assigns) to fund the Equity Commitment is subject to (i) the execution and delivery of the Merger Agreement by the Company, Parent and Merger Sub, (ii) the satisfaction or waiver of all of the conditions to Parent’s and Merger Sub’s obligations to effect the Closing set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their nature are to be satisfied by actions taken at the Closing (but subject to such conditions being satisfied at the Closing)), (ii) the substantially simultaneous consummation of the Closing in accordance with the terms of the Merger Agreement and (iii) the substantially simultaneous funding of the Debt Financing and Preferred Financing or Alternative Financing.
3.    Limited Guarantee. Concurrently with the execution and delivery of this letter, (i) the Equity Investor is executing and delivering to the Company a Limited Guarantee (as amended from time to time, the “Equity Investor Limited Guarantee”) relating to certain of Parent’s obligations under the Merger Agreement and (ii) each of the Other Equity Investors is executing and delivering to the Company a Limited Guarantee (each, as amended from time to time, an “Other Equity Investor Limited Guarantee” and collectively with the Equity Investor Limited Guarantee and all Other Equity Investor Limited Guarantees, the “Limited Guarantees”) relating to certain of Parent’s obligations under the Merger Agreement. Except as expressly set forth in Section 7(b) hereof, the Company’s remedies against the Equity Investor under the Equity Investor Limited Guarantee with respect to any Non-Prohibited Claims shall, and are intended to, be the sole and exclusive direct or indirect remedies available to the Company and its Affiliates against the Equity Investor or any Non-Recourse Party for any liability, loss, damage or recovery of any kind (including special, exemplary, consequential, indirect or punitive damages or damages arising from loss of profits, business opportunities or goodwill, diminution in value or any other losses or damages, whether at law, in equity, in contract, in tort or otherwise) arising under or in connection with any breach of, or liabilities or obligations arising under or in connection with, this letter, the Merger Agreement, the Equity Investor Limited Guarantee (whether willfully, intentionally, unintentionally or otherwise) or of the failure of the transactions contemplated by the Merger Agreement to be consummated for any reason or otherwise in connection with the transactions contemplated hereby or by the Merger Agreement or in respect of any oral representations made or alleged to have been made in connection therewith, including in the event Parent breaches its obligations under the Merger Agreement (whether or not a Parent breach is caused by the breach by the Equity Investor of its obligations under this letter). Notwithstanding anything to the contrary contained herein or in the Equity Investor Limited Guarantee, under no circumstance shall the Company be permitted or entitled to receive both (a) a grant of specific performance hereunder or under the Merger Agreement to cause the Closing to occur or to cause Parent to enforce this letter and (b) payment of the Parent Termination Fee or any monetary damages.
4.     Termination. The Equity Investor’s obligation to fund the Equity Commitment will terminate automatically and immediately upon the earliest to occur of: (a) the discharge of the obligations of the Equity Investor hereunder in connection with the Closing; (b) termination of the Merger Agreement in accordance with its terms; (c) the assertion, directly or indirectly, of any claim, demand, complaint, suit, arbitration, litigation or other Action, or the commencement of any action, suit, proceeding or other Action, in each case, by the Company or any of its Affiliates or Representatives (or any Person claiming by, through or for the benefit of any of the foregoing) against the Equity Investor, Parent or any Non-Recourse Party (as defined below) relating to this letter, any Limited Guarantee, the Merger Agreement or any of the transactions contemplated hereby or thereby (including in respect of any oral representations made or alleged to be made in connection therewith), in each case, other than any claim by the Company (i) against Parent seeking only specific performance against Parent in accordance with the Merger Agreement or pursuant to Section 7(b) hereof with respect to the Equity Investor’s obligation to fund its Equity Commitment in accordance with, and solely to the extent permitted under, the terms hereof, (ii) against the Equity Investor solely in accordance with and subject to the terms and conditions of the Equity Investor Limited Guarantee or (iii) seeking specific performance or injunctive relief to enforce the terms of the Mutual Non-Disclosure Agreement between the Company and CC Capital Partners, LLC dated as of May 29, 2018 as amended and restated July 23, 2018 in accordance with the terms thereof (the foregoing clauses (i), (ii) and (iii), the “Non-Prohibited Claims”); (d) any judgment against any of Parent or the Equity Investor with respect to any Non-Prohibited Claim that includes an award for money damages; and (e) the funding by the Equity Investor or any permitted assignee(s) of the Equity Commitment hereunder (or such lesser amount pursuant to the penultimate sentence of Section 1 hereto) in full to Parent. Upon termination of this letter, the Equity Investor shall not have any further obligations or liabilities hereunder.
5.    Assignment; Amendments and Waivers; Entire Agreement.
(a)    The rights and obligations under this letter may not be assigned or delegated (whether by operation of law, merger, consolidation or otherwise) by any party hereto without the prior written consent of the other party, and any attempted assignment shall be null and void and of no force or effect. Notwithstanding the foregoing, the Equity Investor may assign and delegate all or a portion of its obligations to fund the Equity Commitment to one or more co-investment vehicles or investment funds that are sponsored, managed, advised or controlled by an Affiliate of the Equity Investor or to other co-investors (which other co-investors would not be reasonably expected to prevent, materially delay or materially impair the ability of any of the parties to the Merger Agreement to consummate the Merger or the other transactions contemplated by the Merger Agreement); provided, however, that no such assignment shall relieve the Equity Investor of its obligations hereunder (including its obligation to fund its full Equity Commitment hereunder) and Parent shall be entitled to pursue all rights and remedies against the Equity Investor subject to the terms and conditions hereof.
(b)    This letter may not be amended, and no provision hereof waived or modified, except by an instrument signed by each of the parties hereto; provided, that no amendment or modification of this letter shall adversely affect the rights of the Company hereunder without the prior consent of the Company.
(c)    Together with the Merger Agreement, the Limited Guarantees, the Other Equity Commitment Letters and the other agreements and instruments contemplated hereby or thereby, this letter constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.
6.     No Third Party Beneficiaries. Except to the extent expressly set forth in Sections 7(a) and 7(b), this letter shall be binding solely on, and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns, and nothing set forth in this letter shall be construed to confer upon or give to any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce, the Equity Commitment or any provisions of this letter; provided, however, that (a) Non-Recourse Parties are express, intended third party beneficiaries of Section 7(a) and may rely on and enforce the provisions of Section 7(a) and (b) the Company is an express intended third party beneficiary of Section 7(b) hereto to the extent expressly set forth therein.

7.     Limited Recourse; Enforcement.
(a)    Notwithstanding anything that may be expressed or implied in this letter or any document or instrument delivered in connection herewith, Parent, by its acceptance of the benefits of the Equity Commitment provided herein, covenants, agrees and acknowledges that no Person other than the Equity Investor shall have any liability, obligation or commitment of any nature, known or unknown, whether due or to become due, absolute, contingent or otherwise, hereunder or in connection with the transactions contemplated hereby and that, notwithstanding that the Equity Investor or any of its permitted assigns may be a partnership or limited liability company, Parent has no remedy or rights of recovery, and no recourse, hereunder or under any documents or instruments delivered in connection herewith or in respect of any oral representations made or alleged to have been made in connection herewith or therewith against, or contribution from, any of the Equity Investor’s former, current, or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, holders of equity, controlling persons, Affiliates, representatives, assignees or any former, current or future director, officer, employee, agent, general or limited partners, managers, members, stockholders, holder of equity, controlling person, Affiliate, representative or assignee of any of the foregoing (but not including Parent and the Equity Investor, a “Non-Recourse Party” and together, the “Non-Recourse Parties”), whether by or through attempted piercing of the corporate (or limited liability company or limited partnership) veil, by or through a claim (whether at law or equity or in tort, contract or otherwise) by or on behalf of the Equity Investor against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, or otherwise, it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Party for any obligations or commitments of the Equity Investor or any of its successors or permitted assigns under this letter, under the Merger Agreement or under any documents or instrument delivered in connection herewith or therewith, in respect of any transaction contemplated hereby or thereby, including in the event Parent or Merger Sub breaches its obligations under the Merger Agreement, whether or not Parent’s or Merger Sub’s breach is caused by Equity Investor’s breach of its obligations hereunder, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith or for any claim (whether at law or equity or in tort, contract or otherwise) based on, in respect of, or by reason of such obligations or their creation.
(b)    Subject to the proviso in Section 6, this letter may be enforced only by Parent, and none of Parent’s direct or indirect creditors nor any other Person that is not a party to this letter shall have any right to enforce this letter or to cause Parent to enforce this letter; provided, however, that notwithstanding anything in this letter to the contrary and subject to the terms and conditions of the Merger Agreement, including without limitation, Section 9.6(b) thereof, the Company (solely to the extent set forth in this proviso) is hereby made an express, intended third party beneficiary of the rights granted to Parent hereby solely for the purpose of seeking through an action of specific performance the enforcement of Parent’s right to cause the Equity Investor to fund the Equity Commitment hereunder if and only if the Company is entitled to specific performance in accordance with Section 9.6(b) of the Merger Agreement (and subject to the terms and conditions hereof) and for no other purpose (including, without limitation, any claim for monetary damages hereunder or under the Merger Agreement). Notwithstanding the foregoing, in no event shall this letter be enforced by any Person unless each of the Other Equity Commitments is being concurrently enforced by such Person.
8.    Representations and Warranties. The Equity Investor hereby represents and warrants to Parent that:

(a)        the execution, delivery and performance of this letter by the Equity Investor have been duly authorized by all necessary action and do not contravene any provision of the Equity Investor’s charter, partnership agreement, operating agreement or similar organizational documents or any applicable Law or contractual restriction binding on the Equity Investor or its assets;
(b)        all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this letter by the Equity Investor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this letter;
(c)        this letter constitutes a legal, valid and binding obligation of the Equity Investor enforceable against the Equity Investor in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors’ rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law); and
(d)        the Equity Investor has the financial capacity necessary to fulfill its Equity Commitment for so long as this letter shall remain in effect in accordance with Section 4 hereof.
9.    Confidentiality. This letter shall be treated as confidential and is being provided to Parent solely in connection with the transactions contemplated by the Merger Agreement. This letter may not be used, circulated, quoted or otherwise referred to in any document, except with the prior written consent of the Equity Investor; provided, that no such written consent shall be required for disclosures by Parent to (i) the Company and the Other Equity Investors so long as the Company and the Other Equity Investors, as the case may be, agree to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 9 or (ii) its Affiliates and Representatives who agree to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 9; provided, further, that any party hereto may disclose the existence or content of this letter to the extent required by any applicable Law or the rules of any self-regulatory organization or securities exchange.
10.     Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)    THIS LETTER SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.7 of the Merger Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(b)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10(b).
11.     Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this letter.
12.     Counterparts; Effectiveness. This letter may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this letter with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this letter.
[Remainder of page intentionally left blank]

Very truly yours,

EQUITY INVESTOR:

QIA FIG Holding LLC

By:	/s/ Ahmed Al-Hammadi
	Name:	Ahmed Al-Hammadi
	Title:	Director

[Signature Page to Equity Commitment Letter]

Accepted and acknowledged
as of the date first written above:

PARENT:

STAR PARENT, L.P.

By:	Star GP Holding, LLC
Its:	General Partner

By:	/s/ Douglas Newton
	Name:	Douglas Newton
	Title:	Treasurer

[Signature Page to Equity Commitment Letter]

Exhibit C
Exiting Investor’s Limited Guarantee

EXECUTION VERSION

LIMITED GUARANTEE
LIMITED GUARANTEE, dated as of August 8, 2018 (this “Limited Guarantee”), by QIA FIG Holding LLC, a limited liability company established under the Qatar Financial Center Authority in the State of Qatar. (the “Guarantor”), in favor of The Dun & Bradstreet Corporation, a Delaware corporation (the “Guaranteed Party”).
1.     Limited Guarantee. To induce the Guaranteed Party to enter into the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among the Guaranteed Party, Star Parent, L.P., a Delaware limited partnership (“Parent”) and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), the Guarantor, intending to be legally bound, hereby unconditionally and irrevocably guarantees to the Guaranteed Party, on the terms and conditions set forth herein, the due and punctual observance, performance and discharge of 12.86% (the “Pro Rata Share”) of the payment obligations of Parent to pay to the Guaranteed Party: (a) the Parent Termination Fee when and only if the Parent Termination Fee becomes payable pursuant to Section 8.5(c) of the Merger Agreement (the “Parent Fee Obligations”), (b) the amounts described in the second sentence of Section 8.5(e)(i) of the Merger Agreement when and only if such amounts become payable pursuant to Section 8.5(e)(i) of the Merger Agreement (the “Enforcement Costs”) and (c) Parent Reimbursement Obligations described in sections 6.11(i), 6.15(f) and 6.16(b) of the Merger Agreement when and only if such obligations become payable pursuant to such sections of the Merger Agreement (the “Expense Obligations” and, together with the Parent Fee Obligations and the Enforcement Costs, collectively, the “Obligations”); provided, however, that in no event shall the Guarantor’s liability for (x) the Parent Fee Obligations and the Expense Obligations, in the aggregate, exceed the Guarantor’s Pro Rata Share of the Parent Termination Fee and (y) the Enforcement Costs, which are payable by Parent pursuant to Section 8.5(e)(i) of the Merger Agreement, in the aggregate, exceed $643,241.55 (such limitation on the liability that the Guarantor may have for the applicable Obligations as described in clause (x) or clause (y), as applicable, being herein referred to as, the “Cap” for such relevant Obligations). The parties agree that this Limited Guarantee may not be enforced without giving effect to the Cap and that the Guaranteed Party will not seek to enforce this Limited Guarantee for an amount in excess of the Cap (and giving effect to the provisions of Section 8 and Section 9 hereof). This Limited Guarantee may be enforced for the payment of money only in satisfaction of the Obligations by the Guarantor up to the Cap. The Guaranteed Party hereby agrees that (i) in no event shall the Guarantor be required to pay any amount to the Guaranteed Party or any other Person under, in respect of, or in connection with this Limited Guarantee or the Merger Agreement other than as expressly set forth herein and (ii) in no event shall this Limited Guarantee be enforced by the Guaranteed Party unless each Other Equity Investor Limited Guarantee (as defined in the Guarantor’s Equity Commitment Letter) is being concurrently enforced by the Guaranteed Party. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.
If Parent fails to discharge all or any portion of the Obligations when due, then to the extent expressly permitted in the Merger Agreement and this Limited Guarantee, the Guarantor shall, on the Guaranteed Party’s demand, forthwith pay to the Guaranteed Party the Obligations (subject to the terms and conditions of the Limited Guarantee, including the Cap), and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, so long as the Guarantor has failed to perform the Obligations, take any and all actions available hereunder or under applicable Law to collect the Guarantor’s liabilities hereunder in respect of such Guaranteed Obligations, subject to the Cap.
2.     Nature of Limited Guarantee. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligation hereunder. In the event that any payment to the Guaranteed Party in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Obligations (subject to the terms and conditions hereof) as if such payment had not been made. This Limited Guarantee is an unconditional guarantee of payment and not of collection. Notwithstanding any other provision of this Limited Guarantee, the Guaranteed Party hereby agrees that the Guarantor may assert, as a defense to any payment or performance by the Guarantor under this Limited Guarantee, any defense to such payment or performance that Parent, Merger Sub or any of their assigns may have under the terms of the Merger Agreement, other than defenses arising from bankruptcy or insolvency of Parent.
3.     Changes in the Obligations; Certain Waivers. The Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of the Obligations, and may also enter into any agreement with Parent or any other Person interested in the transactions contemplated by the Merger Agreement for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms of the Merger Agreement or of any agreement between the Guaranteed Party, Parent and Merger Sub or any such other Person without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee or the validity or enforceability of this Limited Guarantee, provided that the obligations of the Other Equity Investors (as defined in the Guarantor’s Equity Commitment Letter) under the Other Equity Investor Limited Guarantees are impacted in substantially the same manner. Subject to the termination of this Limited Guarantee as provided hereunder and the immediately preceding sentence of this Section 3, the Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent or any other Person interested in the transactions contemplated by the Merger Agreement; (b) any change in the time, place or manner of payment of the Obligations or any waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Merger Agreement; (c) the addition, substitution or release of any entity or other Person interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of any of Parent or any other Person interested in the transactions contemplated by the Merger Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other Person (other than the Guaranteed Party and its Subsidiaries) interested in the transactions contemplated by the Merger Agreement or affecting any of their respective assets; (f) the existence of any claim, set-off or other right which the Guarantor may have at any time against Parent or the Guaranteed Party, whether in connection with the Obligations or otherwise (other than those described in the last sentence of Section 2 hereof); (g) the adequacy of any other means the Guaranteed Party may have of obtaining payment of the Obligations; (h) the value, genuineness, validity, illegality or enforceability of the Merger Agreement; or (i) any discharge of the Guarantor as a matter of law or equity (other than as a result of the payment of the Obligations in accordance with the terms hereof). To the fullest extent permitted by applicable Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any applicable Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the Obligations incurred and all other notices of any kind (except for notices required to be provided to Parent and its counsel in accordance with the Merger Agreement and/or any agreements entered into in connection therewith), all defenses that may be available by virtue of any valuation, stay, moratorium Law or other similar applicable Law now or hereafter in effect, any right to require the marshalling of assets of Parent or Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally. The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.
The Guaranteed Party hereby covenants and agrees that it shall not institute, and shall cause its Subsidiaries and Affiliates and other representatives and agents not to institute, any proceeding or bring any other claim arising under, or in connection with, any Equity Commitment Letter or the Merger Agreement or the transactions contemplated thereby, against the Guarantor or any other Non-Recourse Party, except for claims that are Non-Prohibited Claims (as defined in the Guarantor’s Equity Commitment Letter) against such Person, and the Guarantor hereby covenants and agrees that it shall not institute, and shall cause its respective Affiliates not to institute, any proceeding asserting that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms. Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that to the extent Parent is relieved (other than by operation of any bankruptcy, insolvency or similar law) of all or any portion of the Obligations under the Merger Agreement, the Guarantor shall be similarly relieved of the Obligations under this Limited Guarantee, with it being understood that such Obligations shall be relieved ratably with the obligations of the Other Investors under the Other Equity Investor Limited Guarantees.
Subject to the limitation on the Obligations set forth in the first sentence of Section 1 hereof, the Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Parent or any other Person interested in the transactions contemplated by the Merger Agreement that arise from the existence, payment, performance, or enforcement of the Guarantor’s Obligations under or in respect of this Limited Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent or such other Person whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations (subject to the Cap) shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Obligations, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations, in accordance with the terms of the Merger Agreement, whether matured or unmatured, or to be held as collateral for the Obligations. Notwithstanding any other provision of this Limited Guarantee, in addition to any defense of the Guarantor on the basis of a breach of this Limited Guarantee, the Guaranteed Party hereby agrees that the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Cap) that are or would be available to Parent, Merger Sub or any of their assigns in respect of the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud.
4.     No Waiver; Cumulative Rights. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.
5.     Representations and Warranties.
(a)The Guarantor hereby represents and warrants to the Guaranteed Party that:

(i)        the Guarantor has all requisite limited partnership or other entity power and authority to execute, deliver and perform this Limited Guarantee and the execution, delivery and performance of this Limited Guarantee by the Guarantor have been duly authorized by all necessary action and do not contravene any provision of the Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents or any applicable Law or contractual restriction binding on the Guarantor or its assets;
(ii)        all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Limited Guarantee;
(iii)    assuming due execution and delivery of the Merger Agreement by the Guaranteed Party, Parent and Merger Sub, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors’ rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law); and
(iv)    the Guarantor has the financial capacity (taking into account all of its outstanding commitments and obligations) to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill the Obligations under this Limited Guarantee shall be available to the Guarantor (and its assignees pursuant to Section 6 hereof) for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof.
(b)The Guaranteed Party hereby represents and warrants to the Guarantor that:

(i)        it has all requisite corporate power and authority to execute, deliver and perform this Limited Guarantee, and the execution, delivery and performance of this Limited Guarantee has been duly authorized by all necessary corporate action and does not contravene any provision of the Guaranteed Party’s certificate of formation, limited liability company or operating agreement, or any Law or contractual restriction applicable to or binding on the Guaranteed Party or its assets; and
(ii)     assuming due execution and delivery of the Merger Agreement by Parent, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guaranteed Party enforceable against the Guaranteed Party in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors’ rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law).

6.     Assignment. Neither the Guarantor nor the Guaranteed Party may assign their respective rights, interests or obligations hereunder to any other Person (including by operation of law) without the prior written consent of the Guaranteed Party or the Guarantor, as the case may be. Notwithstanding the foregoing, the Guarantor may assign its rights, interests or the Obligations hereunder to one or more of its co-investment vehicles or affiliated investment funds that are sponsored, managed or controlled by an Affiliate of the Guarantor or to other co-investors (which other co-investors would not be reasonably expected to prevent, materially delay or materially impair the ability of any of the parties to the Merger Agreement to consummate the Merger or the other transactions contemplated by the Merger Agreement); provided, however, that no such assignment shall relieve the Guarantor of the Obligations hereunder except that the Guarantor’s Obligations hereunder shall be reduced on a dollar-for-dollar basis by any amounts actually paid to the Guaranteed Party in respect of the Obligations hereunder by such co-investment vehicles or affiliated investment funds or other co-investors.
7.     Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and be given by the means specified in the Merger Agreement (and shall be deemed given as specified therein) and shall be delivered as set forth below or to such other Person or address or facsimile number as a party to this Limited Guarantee shall specify by notice in writing to the other party; provided that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later.
If to the Guarantor to:
QIA FIG Holding LLC
c/o Office of the General Counsel Legal Department
Ooredoo Tower
Diplomatic Area Street, West Bay
Doha, Qatar
E-mail: notices.legal@qia.qa
with a copy (which shall not constitute actual or constructive notice) to:

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: Brian E. Hamilton; Richard A. Pollack
E-mail: hamiltonb@sullcrom.com; pollackr@sullcrom.com
If to the Guaranteed Party to:
The Dun & Bradstreet Corporation
    103 JFK Parkway, 4th Floor
    Short Hills, New Jersey 07078
Attention: Christie A. Hill, Esq.
    Email: hillc@dnb.com

with a copy (which shall not constitute notice) to:

Cleary Gottlieb Steen and Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention:    Ethan Klingsberg
    Paul M. Tiger
Fax:    (212) 225-3999
Email:    eklingsberg@cgsh.com
    ptiger@cgsh.com
8.     Continuing Guarantee. Unless terminated pursuant to this Section 8, this Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and permitted assigns until the Obligations under this Limited Guarantee have been paid in full, at which time this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee. Notwithstanding the foregoing, this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee as of the earliest to occur of (i) the Closing if Parent shall have satisfied its payment obligations under Sections 4.1, 4.2(a) and 4.3(d) of the Merger Agreement, (ii) at such time as the Obligations under the Limited Guarantee have been paid in full (subject to the Cap), (iii) termination of the Merger Agreement in circumstances in which the Parent Termination Fee is not payable and (iv) sixty (60) days after the Termination Date, except as to a claim for payment of the Obligations presented in writing by the Guaranteed Party to Parent or the Guarantor on or prior to such sixtieth (60th) day (in which case, this Limited Guarantee shall terminate on the date such claim is (x) resolved by a final, non-appealable order of a court specifically identified in Section 10(b) below, (y) resolved as agreed in writing by the parties hereto or (z) otherwise satisfied); provided, that such claim shall set forth in reasonable detail the basis for such claim, and the Guarantor shall not be required to pay any claim not submitted on or before sixty (60) days after such termination of the Merger Agreement. Notwithstanding the foregoing, in the event that the Guaranteed Party or any of its Affiliates asserts in any litigation or other proceeding (a) that the provisions of Section 1 hereof limiting the Guarantor’s liability to the Cap, or limiting the Guaranteed Party’s enforcement hereof to the payment of money only, or the provisions of this Section 8 or Section 9 hereof are illegal, invalid or unenforceable in whole or in part or (b) any theory of liability whatsoever (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) against the Guarantor or any Non-Recourse Parties with respect to this Limited Guarantee, the Equity Commitment Letters, the Merger Agreement or any other agreement or instrument delivered pursuant to or in connection with any of the foregoing (collectively, “Transaction Agreements”) or any of the transactions contemplated hereby or thereby (including in respect of any oral representations made or alleged to be made in connection therewith) (other than, solely with respect to this clause (b), any claim that is a Non-Prohibited Claim against such Person), then (A) the obligations of the Guarantor under or in connection with this Limited Guarantee shall terminate ab initio and be null and void, (B) if the Guarantor has previously made any payments under this Limited Guarantee, it shall be entitled to recover and retain such payments, and (C) neither the Guarantor nor any Non-Recourse Parties shall have any liability whatsoever (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) to the Guaranteed Party or any other Person in any way under or in connection with any Transaction Agreement, any other agreement or instrument delivered pursuant to such Transaction Agreement, or the transactions contemplated hereby or thereby.
9.     No Recourse. The Guaranteed Party acknowledges the separate corporate existence of Parent and that, as of the date hereof, Parent’s sole assets (if any) are a de minimis amount of cash, and that no additional funds are expected to be contributed to Parent unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any other Transaction Agreement, or in any agreement, document or instrument (including, without limitation, the Equity

Commitment Letters and the Merger Agreement), or statement made or action taken in connection with or pursuant to, the transactions contemplated by any of the Transaction Agreements or the negotiation, execution, performance or breach of any Transaction Agreements, and notwithstanding any equitable, common law or statutory right or claim that may be available to the Guaranteed Party or any of its Affiliates, and notwithstanding the fact that the Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, acknowledges and agrees, on behalf of itself and its Affiliates, (i) in no event shall the Guaranteed Party or any of its Affiliates seek any damages or any other recovery, judgment, or remedies of any kind, including consequential, indirect or punitive damages, against Parent in excess of the Cap in connection with the Merger Agreement or in connection with the failure of the transactions contemplated by the Merger Agreement to be consummated for any reason or otherwise in connection with the transactions contemplated thereby (including in respect of any oral representations made or alleged to have been made in connection therewith), and (ii) notwithstanding the fact that the Guarantor may be a corporation, partnership or limited liability company, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party acknowledges and agrees that it has no right of recovery against, no recourse shall be had against and no personal liability shall attach to, the Guarantor or any of its former, current or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, holders of equity, controlling persons, Affiliates, representatives or assignees or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, holder of equity, controlling person, Affiliate, representative or assignee of any of the foregoing (but not including Parent or the Guarantor, a “Non-Recourse Party” and together, the “Non-Recourse Parties”), including through Parent or otherwise, whether by or through attempted piercing of the corporate (or limited liability company or limited partnership) veil, by or through a claim (whether at law or equity in tort, contract or otherwise) by or on behalf of Parent against the Guarantor or any Non-Recourse Parties, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except for its rights to recover from the Guarantor (but not any other Person) under and to the extent provided in this Limited Guarantee, and subject to the other limitations described herein, including, for the avoidance of doubt, the Cap, and any other claims that are Non-Prohibited Claims against such Person; it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Parties for any obligation of the Guarantor or any of its successors or permitted assigns under this Limited Guarantee or any documents or instrument delivered in connection herewith or in respect of any oral representations made or alleged to have been made in connection herewith or for any claim (whether at law or in equity or in tort, contract or otherwise) based on, in respect of, or by reason of such obligation or its creation. Except for any claims that are Non-Prohibited Claims against such Person, recourse against the Guarantor under this Limited Guarantee, subject to the limitations and conditions set forth herein, shall be the sole and exclusive remedy of the Guaranteed Party and all of its Affiliates against the Guarantor and any Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or in connection with the failure of the Transactions to be consummated for any reason or otherwise in connection with the transactions contemplated thereby or in respect of any representations made or alleged to be made in connection therewith, whether at law or in equity, in contract, in tort or otherwise. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent to the Guaranteed Party or shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person other than the Guarantor as expressly set forth herein. Notwithstanding anything to the contrary contained herein or in the Guarantor’s Equity Commitment Letter, under no circumstance shall the Guaranteed Party be permitted or entitled to receive both (a) a grant of specific performance under the Guarantor’s Equity Commitment Letter or under the Merger Agreement to cause the Closing or to cause Parent to enforce the Equity Commitment Letter and (b) payment of the Parent Termination Fee.

10.    Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)    THIS LIMITED GUARANTEE BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7 of this Limited Guarantee or Section 9.7 of the Merger Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
(b)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTEE AND THE TRANSACTIONS CONTEMPLATED BY THIS LIMITED GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10(b).
11.    Entire Agreement; Amendments. This Limited Guarantee, together with the other Limited Guarantees, the Merger Agreement and the Equity Commitment Letters, constitute the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties. The Guaranteed Party and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guarantor or any Non-Recourse Parties in connection with this Limited Guarantee except as expressly set forth herein by the Guarantor. The Guarantor and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guaranteed Party in connection with this Limited Guarantee, except as expressly set forth herein by the Guaranteed Party. No amendment, modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing.
12.    Third Party Beneficiaries. This Limited Guarantee shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing express or implied in this Limited Guarantee is intended to, or shall, confer upon any other Person any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Guaranteed Party to enforce, the obligations set forth herein; except that as a material aspect of this Limited Guarantee the parties intend that all Non-Recourse Parties other than the Guarantor shall be, and such Non-Recourse Parties are, intended third party beneficiaries of this Limited Guarantee who may rely on and enforce the provisions of this Limited Guarantee that bar the liability, or otherwise protect the interests, of the Guarantor or such Non-Recourse Parties.
13.    Confidentiality. This Limited Guarantee shall be treated as confidential and is being provided to the Guaranteed Party solely in connection with the transactions contemplated by the Merger Agreement. This Limited Guarantee may not be used, circulated, quoted or otherwise referred to by the Guaranteed Party or any of its Affiliates or Representatives in any document, except with the prior written consent of the Guarantor; provided, that no such written consent is required for any disclosure of the existence or content of this Limited Guarantee by the Guaranteed Party: (i) to its Affiliates and its Representatives who agree to keep such information confidential on terms substantially identical to the terms contained in this Section 13 or (ii) to the extent required by Law or the rules of any self-regulatory organization or securities exchange.
14.    Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guarantee.
15.    Counterparts; Effectiveness. This Limited Guarantee may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this Limited Guarantee with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this Limited Guarantee.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTOR:

QIA FIG Holding LLC

By:	/s/ Ahmed Al-Hammadi
	Name:	Ahmed Al-Hammadi
	Title:	Director

[Signature Page to Limited Guarantee]

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTEED PARTY:

The Dun & Bradstreet Corporation

By:	/s/ Thomas J. Manning
	Name:	Thomas J. Manning
	Title:	Interim Chief Executive Officer

[Signature Page to Limited Guarantee]

Exhibit D
Cannae’s Equity Commitment Letter

EXECUTION VERSION

August 8, 2018

Star Parent, L.P.
c/o CC Capital
200 Park Ave., 58th Floor
New York, NY 10166

Re:    Equity Commitment Letter

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among The Dun & Bradstreet Corporation, a Delaware corporation (the “Company"), Star Parent, L.P., a Delaware limited partnership (“Parent”) and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement. Cannae Holdings, Inc., a Delaware corporation, is referred to herein as the “Equity Investor.” This letter is being delivered by the Equity Investor to Parent in connection with the execution of the Merger Agreement.

1.Commitment. This letter confirms the commitment of the Equity Investor, subject to the terms and conditions set forth herein, to purchase, directly or indirectly (or cause an assignee permitted by the terms of Section 4(a) hereto to purchase), at or immediately prior to Closing, for an aggregate cash purchase price equal to $900,000,000.00 (such commitment, the “Equity Commitment”), common equity interests of Parent (collectively, the “Subject Equity Securities”). The Equity Commitment shall only be used by Parent, to the extent necessary, to fund, directly or indirectly, together with the proceeds of the Debt Financing and Preferred Financing and the proceeds of the other equity commitment letters (collectively, the “Other Equity Commitments”) from other investors (each, an “Other Equity Investor”) to Parent of even date herewith (each, as amended from time to time, an “Other Equity Commitment Letter”): (i) Parent’s payment obligations under Article IV of the Merger Agreement (including the payment of the aggregate Per Share Merger Consideration) and (ii) related fees, costs and expenses required to be paid by Parent, Merger Sub or the Surviving Corporation, in each case, in connection with the transactions contemplated by the Merger Agreement and pursuant to and in accordance with the Merger Agreement (clauses (i) and (ii) collectively, the “Transaction Costs”), and for no other purposes. The Equity Investor shall not, under any circumstances, be obligated pursuant to this letter to contribute to Parent more than the Equity Commitment. In the event that, after taking into account funds available from other sources at Closing, Parent does not require the full amount of the Equity Commitment in order to consummate the

Merger and perform its obligations under the Merger Agreement, the amount to be funded under this letter agreement will be reduced by such amount that is not so required by Parent. Notwithstanding anything to the contrary set forth herein, in no event will the cumulative liability of the Equity Investor under this letter exceed the amount of the Equity Commitment.

2.Conditions. The obligation of the Equity Investor (or any of its permitted assigns) to fund the Equity Commitment is subject to (i) the execution and delivery of the Merger Agreement by the Company, Parent and Merger Sub, (ii) the satisfaction or waiver of all of the conditions to Parent’s and Merger Sub’s obligations to effect the Closing set forth in Sections 7.1 and 7.2 of the Merger Agreement (other than those conditions that by their nature are to be satisfied by actions taken at the Closing (but subject to such conditions being satisfied at the Closing)), (ii) the substantially simultaneous consummation of the Closing in accordance with the terms of the Merger Agreement and (iii) the substantially simultaneous funding of the Debt Financing and Preferred Financing or Alternative Financing.

3.Limited Guarantee. Concurrently with the execution and delivery of this letter,
(i) the Equity Investor is executing and delivering to the Company a Limited Guarantee (as amended from time to time, the “Equity Investor Limited Guarantee”) relating to certain of Parent’s obligations under the Merger Agreement and (ii) each of the Other Equity Investors is executing and delivering to the Company a Limited Guarantee (each, as amended from time to time, an “Other Equity Investor Limited Guarantee” and collectively with the Equity Investor Limited Guarantee and all Other Equity Investor Limited Guarantees, the “Limited Guarantees”) relating to certain of Parent’s obligations under the Merger Agreement. Except as expressly set forth in Section 7(b) hereof, the Company’s remedies against the Equity Investor under the Equity Investor Limited Guarantee with respect to any Non-Prohibited Claims shall, and are intended to, be the sole and exclusive direct or indirect remedies available to the Company and its Affiliates against the Equity Investor or any Non-Recourse Party for any liability, loss, damage or recovery of any kind (including special, exemplary, consequential, indirect or punitive damages or damages arising from loss of profits, business opportunities or goodwill, diminution in value or any other losses or damages, whether at law, in equity, in contract, in tort or otherwise) arising under or in connection with any breach of, or liabilities or obligations arising under or in connection with, this letter, the Merger Agreement, the Equity Investor Limited Guarantee (whether willfully, intentionally, unintentionally or otherwise) or of the failure of the transactions contemplated by the Merger Agreement to be consummated for any reason or otherwise in connection with the transactions contemplated hereby or by the Merger Agreement or in respect of any oral representations made or alleged to have been made in connection therewith, including in the event Parent breaches its obligations under the Merger Agreement (whether or not a Parent breach is caused by the breach by the Equity Investor of its obligations under this letter). Notwithstanding anything to the contrary contained herein or in the Equity Investor Limited Guarantee, under no circumstance shall the Company be permitted or entitled to receive both (a) a grant of specific performance hereunder or under the Merger Agreement to cause the Closing to occur or to cause Parent to enforce this letter and (b) payment of the Parent Termination Fee or any monetary damages.

4.Termination. The Equity Investor’s obligation to fund the Equity Commitment will terminate automatically and immediately upon the earliest to occur of: (a) the discharge of the obligations of the Equity Investor hereunder in connection with the Closing; (b) termination of the Merger Agreement in accordance with its terms; (c) the assertion, directly or indirectly, of any claim, demand, complaint, suit, arbitration, litigation or other Action, or the commencement of any action, suit, proceeding or other Action, in each case, by the Company or any of its Affiliates or Representatives (or any Person claiming by, through or for the benefit of any of the foregoing) against the Equity Investor, Parent or any Non-Recourse Party (as defined below) relating to this letter, any Limited Guarantee, the Merger Agreement or any of the transactions contemplated hereby or thereby (including in respect of any oral representations made or alleged to be made in connection therewith), in each case, other than any claim by the Company (i) against Parent seeking only specific performance against Parent in accordance with the Merger Agreement or pursuant to Section 7(b) hereof with respect to the Equity Investor’s obligation to fund its Equity Commitment in accordance with, and solely to the extent permitted under, the terms hereof, (ii) against the Equity Investor solely in accordance with and subject to the terms and conditions of the Equity Investor Limited Guarantee or (iii) seeking specific performance or injunctive relief to enforce the terms of the Mutual Non-Disclosure Agreement between the Company and CC Capital Partners, LLC dated as of May 29, 2018 as amended and restated July 23, 2018 in accordance with the terms thereof (the foregoing clauses (i), (ii) and (iii), the “Non-Prohibited Claims”); (d) any judgment against any of Parent or the Equity Investor with respect to any Non-Prohibited Claim that includes an award for money damages; and (e) the funding by the Equity Investor or any permitted assignee(s) of the Equity Commitment hereunder (or such lesser amount pursuant to the penultimate sentence of Section 1 hereto) in full to Parent. Upon termination of this letter, the Equity Investor shall not have any further obligations or liabilities hereunder.

5.	Assignment; Amendments and Waivers; Entire Agreement.

(a)The rights and obligations under this letter may not be assigned or delegated (whether by operation of law, merger, consolidation or otherwise) by any party hereto without the prior written consent of the other party, and any attempted assignment shall be null and void and of no force or effect. Notwithstanding the foregoing, the Equity Investor may assign and delegate all or a portion of its obligations to fund the Equity Commitment to one or more co-investment vehicles or investment funds that are sponsored, managed, advised or controlled by an Affiliate of the Equity Investor or to other co- investors (which other co-investors would not be reasonably expected to prevent, materially delay or materially impair the ability of any of the parties to the Merger Agreement to consummate the Merger or the other transactions contemplated by the Merger Agreement); provided, however, that no such assignment shall relieve the Equity Investor of its obligations hereunder (including its obligation to fund its full Equity Commitment hereunder) and Parent shall be entitled to pursue all rights and remedies against the Equity Investor subject to the terms and conditions hereof.

(b)This letter may not be amended, and no provision hereof waived or modified, except by an instrument signed by each of the parties hereto; provided, that no amendment or modification of this letter shall adversely affect the rights of the Company hereunder without the prior consent of the Company.

(c)Together with the Merger Agreement, the Limited Guarantees, the Other Equity Commitment Letters and the other agreements and instruments contemplated hereby or thereby, this letter constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

6.No Third Party Beneficiaries. Except to the extent expressly set forth in Sections 7(a) and 7(b), this letter shall be binding solely on, and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns, and nothing set forth in this letter shall be construed to confer upon or give to any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce, the Equity Commitment or any provisions of this letter; provided, however, that (a) Non-Recourse Parties are express, intended third party beneficiaries of Section 7(a) and may rely on and enforce the provisions of Section 7(a) and (b) the Company is an express intended third party beneficiary of Section 7(b) hereto to the extent expressly set forth therein.

7.	Limited Recourse; Enforcement.

(a)Notwithstanding anything that may be expressed or implied in this letter or any document or instrument delivered in connection herewith, Parent, by its acceptance of the benefits of the Equity Commitment provided herein, covenants, agrees and acknowledges that no Person other than the Equity Investor shall have any liability, obligation or commitment of any nature, known or unknown, whether due or to become due, absolute, contingent or otherwise, hereunder or in connection with the transactions contemplated hereby and that, notwithstanding that the Equity Investor or any of its permitted assigns may be a partnership or limited liability company, Parent has no remedy or rights of recovery, and no recourse, hereunder or under any documents or instruments delivered in connection herewith or in respect of any oral representations made or alleged to have been made in connection herewith or therewith against, or contribution from, any of the Equity Investor’s former, current, or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, holders of equity, controlling persons, Affiliates, representatives, assignees or any former, current or future director, officer, employee, agent, general or limited partners, managers, members, stockholders, holder of equity, controlling person, Affiliate, representative or assignee of any of the foregoing (but not including Parent and the Equity Investor, a “Non-Recourse Party” and together, the “Non-Recourse Parties”), whether by or through attempted piercing of the corporate (or limited liability company or limited partnership) veil, by or through a claim (whether at law or equity or in tort, contract or otherwise) by or on behalf of the Equity Investor against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, or otherwise, it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Party for any obligations or commitments of the Equity Investor or any of its successors or permitted assigns under this letter, under the Merger Agreement or under any documents or instrument delivered in connection herewith or therewith, in respect of any transaction contemplated hereby or thereby, including in the event Parent or Merger Sub breaches its obligations under the Merger Agreement, whether or not Parent’s or Merger Sub’s breach is caused by Equity Investor’s breach of its obligations hereunder, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith or for any claim (whether at law or equity or in tort, contract or otherwise) based on, in respect of, or by reason of such obligations or their creation.

(b)Subject to the proviso in Section 6, this letter may be enforced only by Parent, and none of Parent’s direct or indirect creditors nor any other Person that is not a party to this letter shall have any right to enforce this letter or to cause Parent to enforce this letter; provided, however, that notwithstanding anything in this letter to the contrary and subject to the terms and conditions of the Merger Agreement, including without limitation, Section 9.6(b) thereof, the Company (solely to the extent set forth in this proviso) is hereby made an express, intended third party beneficiary of the rights granted to Parent hereby solely for the purpose of seeking through an action of specific performance the enforcement of Parent’s right to cause the Equity Investor to fund the Equity Commitment hereunder if and only if the Company is entitled to specific performance in accordance with Section 9.6(b) of the Merger Agreement (and subject to the terms and conditions hereof) and for no other purpose (including, without limitation, any claim for monetary damages hereunder or under the Merger Agreement). Notwithstanding the foregoing, in no event shall this letter be enforced by any Person unless each of the Other Equity Commitments is being concurrently enforced by such Person.

8.Representations and Warranties. The Equity Investor hereby represents and warrants to Parent that:

a.the execution, delivery and performance of this letter by the Equity Investor have been duly authorized by all necessary action and do not contravene any provision of the Equity Investor’s charter, partnership agreement, operating agreement or similar organizational documents or any applicable Law or contractual restriction binding on the Equity Investor or its assets;

b. all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this letter by the Equity Investor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this letter;

c.this letter constitutes a legal, valid and binding obligation of the Equity Investor enforceable against the Equity Investor in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors’ rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law); and

d.the Equity Investor has the financial capacity necessary to fulfill its Equity Commitment for so long as this letter shall remain in effect in accordance with Section 4 hereof.

9.Confidentiality. This letter shall be treated as confidential and is being provided to Parent solely in connection with the transactions contemplated by the Merger Agreement. This letter may not be used, circulated, quoted or otherwise referred to in any document, except with the prior written consent of the Equity Investor; provided, that no such written consent shall be required for disclosures by Parent to (i) the Company and the Other Equity Investors so long as the Company and the Other Equity Investors, as the case may be, agree to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 9 or (ii) its Affiliates and Representatives who agree to keep such information confidential on terms substantially as restrictive as the terms contained in this Section 9; provided, further, that any party hereto may disclose the existence or content of this letter to the extent required by any applicable Law or the rules of any self-regulatory organization or securities exchange.

10.	Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)THIS LETTER SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts.

The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.7 of the Merger Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(b)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10(b).

11.Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this letter.

12.Counterparts; Effectiveness. This letter may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this letter with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this letter.

[Remainder of page intentionally left blank]

Very truly yours,
EQUITY INVESTOR:
CANNAE HOLDINGS, INC.

By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: Executive Vice President, General Counsel
and Corporate Secretary

[Signature Page to Equity Commitment Letter]

Accepted and acknowledged
as of the date first written above:

PARENT:

STAR PARENT, L.P.

By:	Star GP Holding, LLC
Its:	General Partner

By:	/s/ Douglas Newton
Name: Douglas Newton
Title: Treasurer

[Signature Page to Equity Commitment Letter]

Exhibit E
Cannae’s Limited Guarantee

EXECUTION VERSION

LIMITED GUARANTEE

LIMITED GUARANTEE, dated as of August 8, 2018 (this “Limited Guarantee”), by Cannae Holdings, Inc., a Delaware corporation (the “Guarantor”), in favor of The Dun & Bradstreet Corporation, a Delaware corporation (the “Guaranteed Party”).

1.Limited Guarantee. To induce the Guaranteed Party to enter into the Agreement and Plan of Merger, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the “Merger Agreement”), by and among the Guaranteed Party, Star Parent, L.P., a Delaware limited partnership (“Parent”) and Star Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), the Guarantor, intending to be legally bound, hereby unconditionally and irrevocably guarantees to the Guaranteed Party, on the terms and conditions set forth herein, the due and punctual observance, performance and discharge of 46.31% (the “Pro Rata Share”) of the payment obligations of Parent to pay to the Guaranteed Party: (a) the Parent Termination Fee when and only if the Parent Termination Fee becomes payable pursuant to Section 8.5(c) of the Merger Agreement (the “Parent Fee Obligations”), (b) the amounts described in the second sentence of Section 8.5(e)(i) of the Merger Agreement when and only if such amounts become payable pursuant to Section 8.5(e)(i) of the Merger Agreement (the “Enforcement Costs”) and (c) Parent Reimbursement Obligations described in sections 6.11(i), 6.15(f) and 6.16(b) of the Merger Agreement when and only if such obligations become payable pursuant to such sections of the Merger Agreement (the “Expense Obligations” and, together with the Parent Fee Obligations and the Enforcement Costs, collectively, the “Obligations”); provided, however, that in no event shall the Guarantor’s liability for (x) the Parent Fee Obligations and the Expense Obligations, in the aggregate, exceed the Guarantor’s Pro Rata Share of the Parent Termination Fee and (y) the Enforcement Costs, which are payable by Parent pursuant to Section 8.5(e)(i) of the Merger Agreement, in the aggregate, exceed $2,315,669.59 (such limitation on the liability that the Guarantor may have for the applicable Obligations as described in clause (x) or clause (y), as applicable, being herein referred to as, the “Cap” for such relevant Obligations). The parties agree that this Limited Guarantee may not be enforced without giving effect to the Cap and that the Guaranteed Party will not seek to enforce this Limited Guarantee for an amount in excess of the Cap (and giving effect to the provisions of Section 8 and Section 9 hereof). This Limited Guarantee may be enforced for the payment of money only in satisfaction of the Obligations by the Guarantor up to the Cap. The Guaranteed Party hereby agrees that (i) in no event shall the Guarantor be required to pay any amount to the Guaranteed Party or any other Person under, in respect of, or in connection with this Limited Guarantee or the Merger Agreement other than as expressly set forth herein and (ii) in no event shall this Limited Guarantee be enforced by the Guaranteed Party unless each Other Equity Investor Limited Guarantee (as defined in the Guarantor’s Equity Commitment Letter) is being concurrently enforced by the Guaranteed Party. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

If Parent fails to discharge all or any portion of the Obligations when due, then to the extent expressly permitted in the Merger Agreement and this Limited Guarantee, the Guarantor shall, on the Guaranteed Party’s demand, forthwith pay to the Guaranteed Party the Obligations (subject to the terms and conditions of the Limited Guarantee, including the Cap), and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, so long as the Guarantor has failed to perform the Obligations, take any and all actions available hereunder or under applicable Law to collect the Guarantor’s liabilities hereunder in respect of such Guaranteed Obligations, subject to the Cap.

2.Nature of Limited Guarantee. The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligation hereunder. In the event that any payment to the Guaranteed Party in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Obligations (subject to the terms and conditions hereof) as if such payment had not been made. This Limited Guarantee is an unconditional guarantee of payment and not of collection. Notwithstanding any other provision of this Limited Guarantee, the Guaranteed Party hereby agrees that the Guarantor may assert, as a defense to any payment or performance by the Guarantor under this Limited Guarantee, any defense to such payment or performance that Parent, Merger Sub or any of their assigns may have under the terms of the Merger Agreement, other than defenses arising from bankruptcy or insolvency of Parent.

3.Changes in the Obligations; Certain Waivers. The Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of the Obligations, and may also enter into any agreement with Parent or any other Person interested in the transactions contemplated by the Merger Agreement for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms of the Merger Agreement or of any agreement between the Guaranteed Party, Parent and Merger Sub or any such other Person without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee or the validity or enforceability of this Limited Guarantee, provided that the obligations of the Other Equity Investors (as defined in the Guarantor’s Equity Commitment Letter) under the Other Equity Investor Limited Guarantees are impacted in substantially the same manner. Subject to the termination of this Limited Guarantee as provided hereunder and the immediately preceding sentence of this Section 3, the Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent or any other Person interested in the transactions contemplated by the Merger Agreement; (b) any change in the time, place or manner of payment of the Obligations or any waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Merger Agreement; (c) the addition, substitution or release of any entity or other Person interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of any of Parent or any other Person interested in the transactions contemplated by the Merger Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other Person (other than the Guaranteed Party and its Subsidiaries) interested in the transactions contemplated by the Merger Agreement or affecting any of their respective assets; (f) the existence of any claim, set-off or other right which the Guarantor may have at any time against Parent or the Guaranteed Party, whether in connection with the Obligations or otherwise (other than those described in the last sentence of Section 2 hereof); (g) the adequacy of any other means the Guaranteed Party may have of obtaining payment of the Obligations; (h) the value, genuineness, validity, illegality or enforceability of the Merger Agreement; or (i) any discharge of the Guarantor as a matter of law or equity (other than as a result of the payment of the Obligations in accordance with the terms hereof). To the fullest extent permitted by applicable Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any applicable Law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the Obligations incurred and all other notices of any kind (except for notices required to be provided to Parent and its counsel in accordance with the Merger Agreement and/or any agreements entered into in connection therewith), all defenses that may be available by virtue of any valuation, stay, moratorium Law or other similar applicable Law now or hereafter in effect, any right to require the marshalling of assets of Parent or Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally. The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

The Guaranteed Party hereby covenants and agrees that it shall not institute, and shall cause its Subsidiaries and Affiliates and other representatives and agents not to institute, any proceeding or bring any other claim arising under, or in connection with, any Equity Commitment Letter or the Merger Agreement or the transactions contemplated thereby, against the Guarantor or any other Non-Recourse Party, except for claims that are Non-Prohibited Claims (as defined in the Guarantor’s Equity Commitment Letter) against such Person, and the Guarantor hereby covenants and agrees that it shall not institute, and shall cause its respective Affiliates not to institute, any proceeding asserting that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms. Notwithstanding anything to the contrary contained in this Limited Guarantee, the Guaranteed Party hereby agrees that to the extent Parent is relieved (other than by operation of any bankruptcy, insolvency or similar law) of all or any portion of the Obligations under the Merger Agreement, the Guarantor shall be similarly relieved of the Obligations under this Limited Guarantee, with it being understood that such Obligations shall be relieved ratably with the obligations of the Other Investors under the Other Equity Investor Limited Guarantees.

Subject to the limitation on the Obligations set forth in the first sentence of Section 1 hereof, the Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Parent or any other Person interested in the transactions contemplated by the Merger Agreement that arise from the existence, payment, performance, or enforcement of the Guarantor’s Obligations under or in respect of this Limited Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent or such other Person whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations (subject to the Cap) shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Obligations, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations, in accordance with the terms of the Merger Agreement, whether matured or unmatured, or to be held as collateral for the Obligations. Notwithstanding any other provision of this Limited Guarantee, in addition to any defense of the Guarantor on the basis of a breach of this Limited Guarantee, the Guaranteed Party hereby agrees that the Guarantor shall have all defenses to the payment of its obligations under this Limited Guarantee (which in any event shall be subject to the Cap) that are or would be available to Parent, Merger Sub or any of their assigns in respect of the Merger Agreement with respect to the Obligations, as well as any defenses in respect of any fraud.

4.No Waiver; Cumulative Rights. No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

5.	Representations and Warranties.

a.	The Guarantor hereby represents and warrants to the Guaranteed Party that:

i. the Guarantor has all requisite limited partnership or other entity power and authority to execute, deliver and perform this Limited Guarantee and the execution, delivery and performance of this Limited Guarantee by the Guarantor have been duly authorized by all necessary action and do not contravene any provision of the Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents or any applicable Law or contractual restriction binding on the Guarantor or its assets;

ii.all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Limited Guarantee;

iii.assuming due execution and delivery of the Merger Agreement by the Guaranteed Party, Parent and Merger Sub, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors’ rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law); and

iv.the Guarantor has the financial capacity (taking into account all of its outstanding commitments and obligations) to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill the Obligations under this Limited Guarantee shall be available to the Guarantor (and its assignees pursuant to Section 6 hereof) for so long as this Limited Guarantee shall remain in effect in accordance with Section 8 hereof.

b.	The Guaranteed Party hereby represents and warrants to the Guarantor that:

i. it has all requisite corporate power and authority to execute, deliver and perform this Limited Guarantee, and the execution, delivery and performance of this Limited Guarantee has been duly authorized by all necessary corporate action and does not contravene any provision of the Guaranteed Party’s certificate of formation, limited liability company or operating agreement, or any Law or contractual restriction applicable to or binding on the Guaranteed Party or its assets; and

ii.assuming due execution and delivery of the Merger Agreement by Parent, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guaranteed Party enforceable against the Guaranteed Party in accordance with its terms, subject to (x) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable Laws affecting creditors’ rights generally, and (y) general equitable principles (whether considered in a proceeding in equity or at law).

6.Assignment. Neither the Guarantor nor the Guaranteed Party may assign their respective rights, interests or obligations hereunder to any other Person (including by operation of law) without the prior written consent of the Guaranteed Party or the Guarantor, as the case may be. Notwithstanding the foregoing, the Guarantor may assign its rights, interests or the Obligations hereunder to one or more of its co-investment vehicles or affiliated investment funds that are sponsored, managed or controlled by an Affiliate of the Guarantor or to other co-investors (which other co-investors would not be reasonably expected to prevent, materially delay or materially impair the ability of any of the parties to the Merger Agreement to consummate the Merger or the other transactions contemplated by the Merger Agreement); provided, however, that no such assignment shall relieve the Guarantor of the Obligations hereunder except that the Guarantor’s Obligations hereunder shall be reduced on a dollar-for-dollar basis by any amounts actually paid to the Guaranteed Party in respect of the Obligations hereunder by such co- investment vehicles or affiliated investment funds or other co-investors.

7.Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and be given by the means specified in the Merger Agreement (and shall be deemed given as specified therein) and shall be delivered as set forth below or to such other Person or address or facsimile number as a party to this Limited Guarantee shall specify by notice in writing to the other party; provided that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later.

If to the Guarantor to:

Michael L. Gravelle
c/o Cannae Holdings, Inc.
1701 Village Center Circle
Las Vegas, NV 89134
E-mail: mgravelle@fnf.com

with a copy (which shall not constitute actual or constructive notice) to:

Bilcar, LLC
1701 Village Center Circle
Las Vegas, NV 89134
Attention: Michael Gravelle

If to the Guaranteed Party to:

The Dun & Bradstreet Corporation
103 JFK Parkway, 4th Floor
Short Hills, New Jersey 07078
Attention: Christie A. Hill, Esq.
Email: hillc@dnb.com

with a copy (which shall not constitute notice) to:

Cleary Gottlieb Steen and Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention: Ethan Klingsberg
Paul M. Tiger
Fax:    (212) 225-3999
Email:    eklingsberg@cgsh.com
ptiger@cgsh.com

8.Continuing Guarantee. Unless terminated pursuant to this Section 8, this Limited Guarantee shall remain in full force and effect and shall be binding on the Guarantor, its successors and permitted assigns until the Obligations under this Limited Guarantee have been paid in full, at which time this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee. Notwithstanding the foregoing, this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee as of the earliest to occur of in full (subject to the Cap), (iii) termination of the Merger Agreement in circumstances in which the Parent Termination Fee is not payable and (iv) sixty (60) days after the Termination Date, except as to a claim for payment of the Obligations presented in writing by the Guaranteed Party to Parent or the Guarantor on or prior to such sixtieth (60th) day (in which case, this Limited Guarantee shall terminate on the date such claim is (x) resolved by a final, non-appealable order of a court specifically identified in Section 10(b) below, (y) resolved as agreed in writing by the parties hereto or (z) otherwise satisfied); provided, that such claim shall set forth in reasonable detail the basis for such claim, and the Guarantor shall not be required to pay any claim not submitted on or before sixty (60) days after such termination of the Merger Agreement. Notwithstanding the foregoing, in the event that the Guaranteed Party or any of its Affiliates asserts in any litigation or other proceeding (a) that the provisions of Section 1 hereof limiting the Guarantor’s liability to the Cap, or limiting the Guaranteed Party’s enforcement hereof to the payment of money only, or the provisions of this Section 8 or Section 9 hereof are illegal, invalid or unenforceable in whole or in part or (b) any theory of liability whatsoever (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) against the Guarantor or any Non-Recourse Parties with respect to this Limited Guarantee, the Equity Commitment Letters, the Merger Agreement or any other agreement or instrument delivered pursuant to or in connection with any of the foregoing (collectively, “Transaction Agreements”) or any of the transactions contemplated hereby or thereby (including in respect of any oral representations made or alleged to be made in connection therewith) (other than, solely with respect to this clause (b), any claim that is a Non-Prohibited Claim against such Person), then (A) the obligations of the Guarantor under or in connection with this Limited Guarantee shall terminate ab initio and be null and void, (B) if the Guarantor has previously made any payments under this Limited Guarantee, it shall be entitled to recover and retain such payments, and (C) neither the Guarantor nor any Non-Recourse Parties shall have any liability whatsoever (whether at law or in equity, whether sounding in contract, tort, statute or otherwise) to the Guaranteed Party or any other Person in any way under or in connection with any Transaction Agreement, any other agreement or instrument delivered pursuant to such Transaction Agreement, or the transactions contemplated hereby or thereby.

9.No Recourse. The Guaranteed Party acknowledges the separate corporate existence of Parent and that, as of the date hereof, Parent’s sole assets (if any) are a de minimis amount of cash, and that no additional funds are expected to be contributed to Parent unless and until the Closing occurs. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any other Transaction Agreement, or in any agreement, document or instrument (including, without limitation, the

Equity Commitment Letters and the Merger Agreement), or statement made or action taken in connection with or pursuant to, the transactions contemplated by any of the Transaction Agreements or the negotiation, execution, performance or breach of any Transaction Agreements, and notwithstanding any equitable, common law or statutory right or claim that may be available to the Guaranteed Party or any of its Affiliates, and notwithstanding the fact that the Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, acknowledges and agrees, on behalf of itself and its Affiliates, (i) in no event shall the Guaranteed Party or any of its Affiliates seek any damages or any other recovery, judgment, or remedies of any kind, including consequential, indirect or punitive damages, against Parent in excess of the Cap in connection with the Merger Agreement or in connection with the failure of the transactions contemplated by the Merger Agreement to be consummated for any reason or otherwise in connection with the transactions contemplated thereby (including in respect of any oral representations made or alleged to have been made in connection therewith), and (ii) notwithstanding the fact that the Guarantor may be a corporation, partnership or limited liability company, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party acknowledges and agrees that it has no right of recovery against, no recourse shall be had against and no personal liability shall attach to, the Guarantor or any of its former, current or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, holders of equity, controlling persons, Affiliates, representatives or assignees or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, holder of equity, controlling person, Affiliate, representative or assignee of any of the foregoing (but not including Parent or the Guarantor, a “Non-Recourse Party” and together, the “Non-Recourse Parties”), including through Parent or otherwise, whether by or through attempted piercing of the corporate (or limited liability company or limited partnership) veil, by or through a claim (whether at law or equity in tort, contract or otherwise) by or on behalf of Parent against the Guarantor or any Non-Recourse Parties, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, or otherwise, except for its rights to recover from the Guarantor (but not any other Person) under and to the extent provided in this Limited Guarantee, and subject to the other limitations described herein, including, for the avoidance of doubt, the Cap, and any other claims that are Non-Prohibited Claims against such Person; it being agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Recourse Parties for any obligation of the Guarantor or any of its successors or permitted assigns under this Limited Guarantee or any documents or instrument delivered in connection herewith or in respect of any oral representations made or alleged to have been made in connection herewith or for any claim (whether at law or in equity or in tort, contract or otherwise) based on, in respect of, or by reason of such obligation or its creation. Except for any claims that are Non-Prohibited Claims against such Person, recourse against the Guarantor under this Limited Guarantee, subject to the limitations and conditions set forth herein, shall be the sole and exclusive remedy of the Guaranteed Party and all of its Affiliates against the Guarantor and any Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or in connection with the failure of the Transactions to be consummated for any reason or otherwise in connection with the transactions contemplated thereby or in respect of any representations made or alleged to be made in connection therewith, whether at law or in equity, in contract, in tort or otherwise. Nothing set forth in this Limited Guarantee shall affect or be construed to affect any liability of Parent to the Guaranteed Party or shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person other than the Guarantor as expressly set forth herein. Notwithstanding anything to the contrary contained herein or in the Guarantor’s Equity Commitment Letter, under no circumstance shall the Guaranteed Party be permitted or entitled to receive both (a) a grant of specific performance under the Guarantor’s Equity Commitment Letter or under the Merger Agreement to cause the Closing or to cause Parent to enforce the Equity Commitment Letter and (b) payment of the Parent Termination Fee.

10.	Governing Law; Jurisdiction; Waiver of Jury Trial.

a.THIS LIMITED GUARANTEE BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the federal courts of the United States of America located in the County of New Castle, Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this letter and of the documents referred to in this letter, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7 of this Limited Guarantee or Section 9.7 of the Merger Agreement or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.
b.EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER OR THE TRANSACTIONS CONTEMPLATED BY THIS LETTER (INCLUDING THE FINANCING). EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTEE AND THE TRANSACTIONS CONTEMPLATED BY THIS LIMITED GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10(b).

11.Entire Agreement; Amendments. This Limited Guarantee, together with the other Limited Guarantees, the Merger Agreement and the Equity Commitment Letters, constitute the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties. The Guaranteed Party and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guarantor or any Non- Recourse Parties in connection with this Limited Guarantee except as expressly set forth herein by the Guarantor. The Guarantor and its Affiliates are not relying upon any prior or contemporaneous statement, undertaking, understanding, agreement, representation or warranty, whether written or oral, made by or on behalf of the Guaranteed Party in connection with this Limited Guarantee, except as expressly set forth herein by the Guaranteed Party. No amendment, modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing.

12.Third Party Beneficiaries. This Limited Guarantee shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing express or implied in this Limited Guarantee is intended to, or shall, confer upon any other Person any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Guaranteed Party to enforce, the obligations set forth herein; except that as a material aspect of this Limited Guarantee the parties intend that all Non-Recourse Parties other than the Guarantor shall be, and such Non-Recourse Parties are, intended third party beneficiaries of this Limited Guarantee who may rely on and enforce the provisions of this Limited Guarantee that bar the liability, or otherwise protect the interests, of the Guarantor or such Non-Recourse Parties.

13.Confidentiality. This Limited Guarantee shall be treated as confidential and is being provided to the Guaranteed Party solely in connection with the transactions contemplated by the Merger Agreement. This Limited Guarantee may not be used, circulated, quoted or otherwise referred to by the Guaranteed Party or any of its Affiliates or Representatives in any document, except with the prior written consent of the Guarantor; provided, that no such written consent is required for any disclosure of the existence or content of this Limited Guarantee by the Guaranteed Party: (i) to its Affiliates and its Representatives who agree to keep such information confidential on terms substantially identical to the terms contained in this Section 13 or (ii) to the extent required by Law or the rules of any self-regulatory organization or securities exchange.

14.Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guarantee.

15.Counterparts; Effectiveness. This Limited Guarantee may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood and agreed that all parties hereto need not sign the same counterpart. The delivery by facsimile or by electronic delivery in PDF format of this Limited Guarantee with all executed signature pages (in counterparts or otherwise) shall be sufficient to bind the parties hereto to the terms and conditions set forth herein. All of the counterparts will together constitute one and the same instrument and each counterpart will constitute an original of this Limited Guarantee.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTOR:

CANNAE HOLDINGS, INC.

By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: Executive Vice President, General Counsel
and Corporate Secretary

[Signature Page to Limited Guarantee]

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTEED PARTY:

The Dun & Bradstreet Corporation

By:	/s/ Thomas J. Manning
Name: Thomas J. Manning
Title: Interim Chief Executive Officer

[Signature Page to Limited Guarantee]

Exhibit F
Exhibit A Term Sheet to Interim Investors Agreement